Exhibit 10.62

Silicon Valley Bank

Amendment to Loan Documents

Borrower:	Applied Imaging Corp. Circulating Tumor Cells, Inc.

Date:	April 22, 2005

THIS AMENDMENT TO LOAN DOCUMENTS is entered into between Silicon Valley Bank (“Silicon”) and the borrowers named above (jointly, severally and collectively “Borrower”).

The Parties agree to amend the Loan and Security Agreement and all Schedules attached thereto, among them, dated September 28, 2001 (as otherwise amended, if at all, the “Loan Agreement”), as follows, effective as of the date hereof. (Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.)

1.	Amendment to Loan Agreement.

A.	Paragraph 5 of the Schedule to Loan and Security Agreement entitled “Financial Covenants” is hereby amended to read as follows:

Tangible Net Worth: Borrower shall maintain on a monthly basis a Tangible Net Worth of not less than the following:

(i) $1,000 beginning with the month ending April 30, 2005 and each month thereafter through March 31, 2006; plus

(ii) (x) 70% of all consideration (if any) received from and after March 31, 2005 for equity securities and subordinated debt of the Borrower and (y) 50% of Borrower’s quarterly profits in the current quarter.

2.	Waiver of Financial Covenant Default(s).

A.	Silicon hereby waives Borrower’s existing default under the Loan Agreement by virtue of Borrower’s anticipated failure to comply with the Tangible Net Worth covenant for the month ended March 31,

2005. Silicon’s waiver of Borrower’s compliance of this covenant shall apply only to the foregoing period. Accordingly, for the month ending April 30, 2005 and thereafter, Borrower shall be in compliance with this covenant, as amended herein.

Silicon’s agreement to waive the above-described default (1) in no way shall be deemed an agreement by the Silicon to waive Borrower’s compliance with the above-described covenant as of all other dates and (2) shall not limit or impair the Silicon’s right to demand strict performance of this covenant as of all other dates and (3) shall not limit or impair the Silicon’s right to demand strict performance of all other covenants as of any date.

3.	Fee. In consideration for Silicon entering into this Amendment, Borrower shall concurrently pay Silicon a fee in the amount of $7,000, which shall be non-refundable and in addition to all interest and other fees payable to Silicon under the Loan Documents. Silicon is authorized to charge said fee to Borrower’s loan account.

4.	Representations True. Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

5.	General Provisions. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and Borrower, and the other written documents and agreements between Silicon and Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.

Borrower:		Silicon:

APPLIED IMAGING CORP.		SILICON VALLEY BANK

By		By
	President or Vice President	Title	Relationship Manager

By
Secretary or Ass’t Secretary

CIRCULATING TUMOR CELLS, INC.

By
President or Vice President

By
Secretary or Ass’t Secretary

CONSENT

The undersigned acknowledges that his consent to the foregoing Agreement is not required, but the undersigned nevertheless does hereby consent to the foregoing Agreement and to the documents and agreements referred to therein and to all future modifications and amendments thereto, and any termination thereof, and to any and all other present and future documents and agreements between or among the foregoing parties. Nothing herein shall in any way limit any of the terms or provisions of the Continuing Guaranty of the undersigned, all of which are hereby ratified and affirmed.

Guarantor:

APPLIED IMAGING CORP.

By
President or Vice President

By
Secretary or Ass’t Secretary

CIRCULATING TUMOR CELLS, INC.

By
President or Vice President

By
Secretary or Ass’t Secretary